Commitments and Contingencies - Schedule of Future Minimum Lease Payments Due Under Operating Lease (Details Narrative) (Global Diversified Holdings, Inc.) - Global Diversified Holdings, Inc. [Member] - USD ($)
	Sep. 30, 2018	Dec. 31, 2017
Year ended December 31, 2018	$ 19,344	$ 19,344
Year ended December 31, 2019	19,924	19,924
Year ended December 31, 2020	20,522	20,522
Thereafter		124,490
Total minimum lease payments	$ 184,280	$ 184,280